UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 17, 2021
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Exact name of registrants as specified in
Commission	their charters, address of principal executive			IRS Employer
File Number	offices and registrants' telephone number			Identification Number
1-14465	IDACORP, Inc.			82-0505802
1-3198	Idaho Power Company			82-0130980
1221 W. Idaho Street
	Boise,	Idaho	83702-5627
	(208)	338-2200
State or Other Jurisdiction of Incorporation:			Idaho

Former name, former address and former fiscal year, if changed since last report:				None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IDA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Officer

On November 17, 2021, Steven R. Keen, Senior Vice President and Chief Financial Officer of IDACORP, Inc. (“IDACORP”) and Idaho Power Company (“Idaho Power”), announced his plans to retire as an officer of IDACORP and Idaho Power, effective as of October 1, 2022, after 40 years of service to the companies. Mr. Keen, age 61, has been the Senior Vice President and Chief Financial Officer of IDACORP and Idaho Power since March 2020 and Senior Vice President, Chief Financial Officer and Treasurer of IDACORP and Idaho Power since May 2014. He will retain his role as Senior Vice President and Chief Financial Officer of IDACORP and Idaho Power until March 1, 2022, and thereafter will serve as Senior Vice President of IDACORP and Idaho Power through his retirement date. No elements of Mr. Keen’s compensation or benefit arrangements were changed in connection with his announced retirement or change in title.

Appointment of Officers

At their meetings held on November 18, 2021, the Boards of Directors of IDACORP and Idaho Power (the “Boards of Directors”) appointed Brian R. Buckham as Senior Vice President and Chief Financial Officer of IDACORP and Idaho Power, effective March 1, 2022. Mr. Buckham, age 42, has been the Senior Vice President and General Counsel of IDACORP and Idaho Power since February 2017, and was the Vice President and General Counsel of IDACORP and Idaho Power from April 2016 to February 2017.

Also, at their meetings held on November 18, 2021, the Boards of Directors appointed Patrick A. Harrington as Vice President, General Counsel and Corporate Secretary of IDACORP and Idaho Power, effective March 1, 2022. Mr. Harrington, age 61, has been the Corporate Secretary of IDACORP and Idaho Power since March 2007.

The Boards of Directors did not make any changes to the compensation, severance, or other benefit arrangements for Mr. Buckham or Mr. Harrington at the November 18, 2021 meeting, instead reserving the determination and effectiveness of any such changes for a subsequent date. There are no family relationships between Mr. Buckham or Mr. Harrington and any director or executive officer of IDACORP or Idaho Power. There are no related person transactions between Mr. Buckham and IDACORP or Idaho Power.

Jamie Harrington, Mr. Harrington’s brother, is an employee of Idaho Power who is expected to receive combined base salary and incentive compensation from Idaho Power in excess of $120,000 in 2021. Jamie Harrington is not an officer of Idaho Power and his base salary and incentive compensation were consistent with amounts paid to Idaho Power employees in similar roles, and the compensation committee and full Board of Directors approved the design and metrics of the incentive programs in which he participated in 2021. In February 2021, the Corporate Governance and Nomination Committee and the Board of Directors reviewed, ratified, and approved the potential related party transaction involving Jamie Harrington.

Item 7.01 Regulation FD Disclosure.

On November 19, 2021, IDACORP issued a press release relating to the executive officer retirement and appointments described in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
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The information in Item 7.01 of this report, including the press release furnished as Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being furnished as part of this report.

Exhibit Number	Description

99.1	IDACORP, Inc. press release, dated November 19, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  November 19, 2021
IDACORP, INC.
By:   /s/ Lisa A. Grow
Lisa A. Grow
President and Chief Executive Officer

IDAHO POWER COMPANY
By:   /s/ Lisa A. Grow
Lisa A. Grow
President and Chief Executive Officer